UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 1, 2020

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

Lincolnway Energy, LLC (the “Company”) is hereby giving notice to members that it has scheduled its 2021 Annual Meeting of Members of the Company (the “2021 Annual Meeting”) for Tuesday, March 2, 2021 which meeting will either be held virtually or at such location as determined by the Company’s Board of Directors (the “Board”). The Company currently expects that formal notice of the Annual Meeting and a Notice of Internet Availability for the 2021 Annual Meeting’s Definitive Proxy Statement will be mailed to members on or about January 15, 2021.  Therefore, in accordance with Section 6.5 of the Company’s Fourth Amended and Restated Operating Agreement dated April 1, 2020 (the “Operating Agreement”) which provides that the record date shall be the date on which notice of the meeting is given, the Board currently expects that January 15, 2021 will be the record date for determining the members entitled to notice of, and to vote at, the 2021 Annual Meeting.

Deadline for Member Proposals to be Considered for Inclusion in the Company’s 2021 Proxy Statement

Because the Company did not hold an annual meeting in 2020, the Company has set a new deadline for receipt of member proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2021 Annual Meeting.  Under the rules of the Securities Exchange Commission (the “SEC”), including Rule 14a-8 of the Exchange Act, the new deadline must be a “reasonable time” before the Company begins to print and send its proxy materials for the 2021 Annual Meeting.  In order to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting, member proposals must be received by the Secretary of the Company, at 59511 W. Lincoln Highway, Nevada, Iowa 50201, before the close of business on December 11, 2020.

All such member proposals will also need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for inclusion of member proposals in company-sponsored proxy materials. The Corporate Governance/Compensation Committee will review proposals submitted by members for inclusion at the 2021 Annual Meeting and will make recommendations to our Board on an appropriate response to such proposals.

Deadline for Business to be Brought Before the 2021 Annual Meeting

Section 5.4 of the Company’s Operating Agreement provides that written notice of a member proposal that a member intends to present at the next annual meeting, but does not intend to have included in the proxy statement and form of proxy related to such meeting, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than one hundred twenty (120) calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of members.  However, because the Company did not hold an annual meeting in 2020, Section 5.4 provides that written notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the close of business on the later of (A) the 120th calendar day prior to the applicable annual meeting and (B) the 10th calendar day following the day on which public disclosure of the date of the applicable annual meeting is first made.

In accordance with the provisions of Section 5.4 of the Operating Agreement, members must therefore submit notice of any member proposals that a member intends to present at the 2021 Annual Meeting to the Company by December 11, 2020.  Any Member proposals submitted on or prior to this date which comply with the requirements of the Operating Agreement, including Section 5.4, shall constitute business that may properly be brought before the 2021 Annual Meeting.

As to each matter the member proposes to bring before the 2021 Annual Meeting, the member’s notice must set forth: (i) a description of the proposal or business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear in the Company’s books, of the member making the proposal; (iii) the number of units beneficially owned by such member, the period of time the member has beneficially owned those units, and a statement that the member intends to continue to hold the units through the date of the annual meeting; (iv) any material interest of the member in the proposal or business; and (v) all other information that would be required to be provided by the member pursuant to Regulation 14A under the Exchange Act if the member has submitted the proposal pursuant to Rule 14a-8 under the Exchange Act.  The Company does not have any obligation to include any such proposal in the proxy statement, proxy or ballot or other proxy materials of the Company.  The Operating Agreement also provides that the presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the annual meeting and, if he should so determine, such business shall not be transacted.

Director Nominations

In connection with the approval of the matters submitted to the members of the Company at the Special Meeting of Members held March 23, 2020 (the “2020 Special Meeting”), the members approved certain proposals which resulted in the restructuring of the Company’s Board of Directors.

The 2020 Special Meeting included proposals for multiple amendments to the Company’s then-current Operating Agreement necessary to facilitate the issuance of new Class A Units to HALE, LLC (the “HALE”).  The members approved all such proposals to the then-current Operating Agreement which resulted in the restructuring of the Board and the subsequent adoption of the current Operating Agreement.

Previously the Company’s Board of Directors had nine members split into three separate classes, each elected for staggered three-year terms.  In accordance with the terms of the Operating Agreement, the Company’s Board of Directors is now composed of seven directors, four of whom are appointed solely by HALE and are called “Class A Directors.” The Class A Directors serve until they resign, or HALE removes them.

The remaining three directors are elected by the Common Members and Class B Members collectively and are called “Elected Directors”.  The current Elected Directors are Jeff Taylor, Bill Couser and Rick Vaughan all of which served on the Board prior to the investment by HALE and the restructuring of the Board.  As set forth in the current Operating Agreement, the terms of the current Elected Directors are as follows:

●	Jeff Taylor’s term will expire at the 2022 annual meeting of the members, at which time he will be eligible for election to a three-year term expiring in 2025.
●
Bill Couser’s term will also expire at the 2022 annual meeting of the members, at which time he will be eligible for election to a two-year term expiring in 2024, with the ability to be elected to three-year terms thereafter.

●	Rick Vaughan’s term will expire at the 2023 annual meeting of the members, at which time he will be eligible for election to a three-year term expiring in 2026.

As a result of such restructuring, there are no directors up for election at the 2021 Annual Meeting and accordingly, the Company will not accept any director nominations for the 2021 Annual Meeting.  The details of this restructuring along with the details of the HALE investment and the specific amendments made to the Operating Agreement were disclosed in the Company’s Proxy Statement filed with the SEC on February 28, 2020 and in the Company’s Current Report on Form 8-K, filed with the SEC on April 3, 2020.

The deadlines for director nominations for the 2022 annual meeting of the members will be determined in accordance with the Operating Agreement and applicable law and will be disclosed in the Company’s 2021 proxy statement.

Notice Address and Copy of Operating Agreement

Notices should be directed to the Company’s Secretary, Lincolnway Energy, LLC, 59511 W. Lincoln Highway, Nevada, Iowa 50201.

A copy of the Company’s Operating Agreement will be furnished to members without charge upon written request to the Secretary of the Company at the above address.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: December 1, 2020	By:	/s/ Jeff Kistner
Jeff Kistner
Interim Chief Financial Officer